UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2010 (July 13, 2010)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland State or other jurisdiction of Incorporation	000-49814 (Commission File Number)	04-3627031 (IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4567
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On July 13, 2010, the board of directors of Monarch Community Bancorp, Inc. (the “Company”) approved the appointment of Richard J. DeVries as president and chief executive officer of the Company and Monarch Community Bank (the “Bank”). Mr. DeVries’ employment is effective immediately, however, his appointment is subject to approval of the Federal Deposit Insurance Corporation, the Michigan Office of Financial and Insurance Regulation, and the Federal Reserve. Mr. DeVries will also serve as a director of the Company and the Bank.
     Mr. DeVries most recently served as president and chief executive officer of Pavilion Bancorp, Inc. and its subsidiary bank, the Bank of Lenawee, in Adrian, Michigan. The terms of Mr. DeVries’ employment are set forth on the Employment Term Sheet attached hereto as Exhibit 10.1 and incorporated herein by reference.
     The Company’s press release dated July 15, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
Exhibit Number
10.1	Employment Term Sheet

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: July 16, 2010	/s/Andrew J. Van Doren
Andrew J. Van Doren
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Term Sheet
99.1	Press Release

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